                                                                  EXHIBIT-99.B11
                                                                          PAGE 1



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Green Century Funds:


We consent to the use of our reports dated August 24, 1998, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" and "ORGANIZATION AND MANAGEMENT OF THE FUNDS -- Auditors" in the prospectus and "INDEPENDENT AUDITORS AND EXPERTS" in the statement of additional information, included herein.


                                                           KPMG Peat Marwick LLP



Boston, Massachusetts
October 26, 1998
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                                                                  EXHIBIT-99.B11
                                                                          PAGE 2

                        CONSENT OF INDEPENDENT AUDITORS

The Trustees
Domini Social Index Portfolio


We consent to the use of our report dated August 24, 1998, on the Domini Social Index Portfolio incorporated herein by reference to statement of additional information of the Green Century Funds.


                                                           KPMG Peat Marwick LLP



Boston, Massachusetts
October 26, 1998